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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  ------------

                                    FORM 8-K
                                  ------------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 29, 2004
                        (Date of earliest event reported)


                               DYNEX CAPITAL, INC.
               (Exact Name of Registrant as Specified in Charter)



                                     1-9819
                            (Commission File Number)



                           Virginia                                                   52-1549373
                (State or other jurisdiction of                                    (I.R.S. Employer
                incorporation or organization)                                   Identification No.)

        4551 Cox Road, Suite 300, Glen Allen, Virginia                                  23060
           (Address of principal executive offices)                                   (Zip Code)



                                 (804) 217-5800
              (Registrant's telephone number, including area code)


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Item 5. Other Events and Regulation FD Disclosure.

        On March 29, 2004, the Registrant announced that it is commencing an exchange offer for up to 70% of its three series of Preferred Stock, and is simultaneously seeking shareholder approval, at meetings scheduled to be held on April 29, 2004, of certain aspects of its previously-announced recapitalization plan. The exchange offer and the approvals being sought from Dynex Capital's preferred and common stockholders involve separate components of a plan designed to eliminate the dividends in arrears on the three series of Preferred Stock and to recapitalize Dynex Capital.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits

             Exhibit No.     Description

                99.1         Press release issued by the Registrant dated
                             March 29, 2004.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DYNEX CAPITAL, INC.
                                       (Registrant)


Date:  March 30, 2004                  By:  /s/ Stephen J. Benedetti
                                            ------------------------------------
                                            Stephen J. Benedetti
                                            Executive Vice President and
                                            Chief Financial Officer
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                                  Exhibit Index


         Exhibit No.  Description

            99.1      Press release issued by the Registrant on March 29, 2004.